UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2021

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

767 Third Avenue, Suite 602
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (949) 480-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2021, Acacia Research Corporation, a Delaware corporation (the “Company”) entered into a Note Amendment Agreement (“Note Amendment”) with Merton Acquisition HoldCo LLC (“Merton”) and Starboard Value LP (the “Designee” or “Starboard Value”), on behalf of the certain buyers (the “Starboard Funds”) of the Notes issued pursuant to the previously reported Securities Purchase Agreement (as amended and supplemented, the “Purchase Agreement”), dated as of November 18, 2019, to amend certain covenants of the notes previously issued pursuant to the Purchase Agreement to permit additional business activities of certain subsidiaries of the Company. In addition, on November 15, 2021, certain direct and indirect subsidiaries of the Company and Starboard Value Intermediate Fund LP, in its capacity as the Collateral Agent (the “Collateral Agent”) entered into a Supplement No. 5 and Amendment to the Stock Pledge Agreement (the “Pledge Amendment”) which supplements and amends that certain Stock Pledge Agreement by and among certain direct and indirect subsidiaries of the Company and the Collateral Agent, dated as of June 30, 2020 (as amended and supplemented, the “Stock Pledge”) to add a new subsidiary pledgor under the Stock Pledge.

The foregoing descriptions of the Note Amendment and Pledge Amendment is a summary of the material terms of such agreements, does not purport to be complete and is qualified in its entirety by reference to the Note Amendment and Pledge Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 regarding the terms of the Note Amendment and Pledge Amendment is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
10.1	Note Amendment Agreement, dated as of November 15, 2021, between Starboard Value, L.P., on behalf of the Starboard Funds, Acacia Research Corporation and Merton Acquisition Holdco LLC
10.2

Supplement No. 5 and Amendment to the Stock Pledge Agreement, dated November 15, 2021, by and among certain direct and indirect subsidiaries of Acacia Research Corporation and Starboard Value Intermediate Fund LP, as Collateral Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2021
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel